                                                                   EXHIBIT 10.29

                                                           DATE:  March 29, 1996


   NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS OPTION (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT AND QUALIFICATION UNDER SAID LAW OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                JETFAX, INC.

                        COMMON STOCK PURCHASE OPTION

               TO PURCHASE UP TO 33,472 SHARES OF COMMON STOCK

                          VOID AFTER March 29, 2004

          JetFax, Inc., a Delaware corporation (the "Corporation"), hereby certifies that, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the Corporation, Thomas B. Akin (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Corporation up to 33,472 fully paid and nonassessable shares (the "Shares") of the Common Stock, par value $.01 per share, of the Corporation ("Common Stock"), at a purchase price of $1.72 per Share (the "Purchase Price") at any time or times on or prior to the Expiration Date (as defined below).
This Option shall expire and be of no further force or effect at the earlier of the time when it has been exercised with respect to all Shares which the Holder is entitled to purchase hereunder or 5:00 p.m., California time, on the Expiration Date. Such number of Shares and the Purchase Price are subject to adjustment, as hereinafter provided. Such number shall be reduced at such time or times as this Option is exercised in part by the number of Shares as to which this Option is then exercised.

     1. Manner of Exercise.
        ------------------

          1.1. The Holder of this Option may exercise his or her rights hereunder at any time by written notice to the Corporation as set forth herein. This Option may be exercised as a whole at any time, or in part from time to time, by the Holder by delivering this Option, for cancellation if it is exercised as a whole or for endorsement if it is exercised in part, together with a Subscription in the form appearing at the end hereof properly completed and duly executed by or on behalf of the Holder and such other information and investment representations as may be reasonably requested by the Corporation for the purpose of complying with applicable securities laws, to the Corporation at its office in Menlo Park, California (or at the office of the agency maintained for such purpose or at such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address thereof appearing on the books of the Company), accompanied by payment by certified or official bank check payable to the order of the Corporation, in an aggregate amount equal to the Purchase Price as then adjusted times the number of Shares as to which this Option is then being exercised. In the event of any exercise of this Option that is partial, the Corporation shall endorse this Option as having been exercised to that extent and return this Option to the Holder for the balance. Anything in this Option to the contrary notwithstanding, this Option may not be exercised to any extent after 5:00 p.m., California time, on the Expiration Date or after it has been exercised in the aggregate for the number of Shares that the Holder is entitled to purchase hereunder, and unless this Option is being exercised with respect to all Shares subject to this Option, this Option may be exercised only with respect to whole Shares.

          1.2  Net Exercise.
               ------------

               (a) In the event all (or the remaining balance) of the purchase rights represented by this Option are exercised by the Holder pursuant to
Section 1.1 above, in lieu of payment of an aggregate amount equal to the Purchase Price times the number of Shares as to which this Option is then being exercised as provided in Section 1.1 the Holder may elect to receive a number of Shares to which the Holder is entitled computed using the following formula:

                         X=Y(A-B)
                            -----
                              A

where:         X   =   the number of Shares of Common Stock to be issued to
                       the Holder,


               Y   =   the number of Shares of Common Stock purchasable under
                       this Option,


               A   =   the Fair Market Value (as defined below) of one Share of
                       Common Stock to which the Holder is entitled, and


               B   =   the Purchase Price.

          (b)  Determination of Fair Market Value. As used herein, the term
               ----------------------------------
"Fair Market Value" of a Share of Common Stock to which the Holder is entitled as of a particular date (the "Determination Date") shall mean:

               (i) if the Common Stock to which the Holder is entitled is traded on an exchange or are quoted on the National Association of Securities Dealers, Inc.

automated quotation ("NASDAQ") National Market System, the average of the closing or last sale price, respectively, of such stock as reported for the ten (10) trading days immediately preceding the Determination Date;

               (ii) if the Common Stock to which the Holder is entitled is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the average-of the mean of the closing bid and asked prices for a share of such stock reported for the ten (10) trading days immediately preceding the Determination Date; and

               (iii) if the Common Stock to which the Holder is entitled is not publicly traded, then as determined in good faith by the Company's Board of Directors as being the highest price per share which the Company could reasonably obtain from a willing buyer (who is not an employee or director) for authorized but unissued shares of Common Stock to which the Holder is entitled.

          (c)  Limits on Exercise of Net Exercise Right. The rights under this
               ----------------------------------------
Section 1.2 may only be exercised if the value of A minus B (where "A" and "B" are as defined in Section 1.2(a) above) is a positive number.

        2. Delivery of Stock Certificates on Exercise.  The Corporation will, or
           ------------------------------------------
will direct its transfer agent to, issue, as soon as practicable after any exercise of this Option, and in any event within thirty days thereafter, at the Corporation's expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes and compliance with all restrictions on transferability set forth herein), a certificate or certificates for the number of fully paid and nonassessable Shares as to which this Option is so exercised, plus, in lieu of any fractional shares to which the Holder would otherwise be entitled, cash equal to such fraction or fractions multiplied by the Purchase Price as then adjusted.

        3. Anti-Dilution Adjustments.
           -------------------------

           3.1. Stock Dividends, Splits, Etc. The number of Shares purchasable
                ----------------------------
on exercise of this Option shall be subject to adjustment from time to time in the event that the Corporation shall (a) pay a dividend in, or make a distribution of, shares of Common Stock on any of its outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of its Common Stock any shares of capital stock of the Corporation (other than a reclassification resulting from a merger or consolidation covered in Section 3.2). In any such case, the total number of Shares issuable upon exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate Purchase Price (as set forth in Section 3.3) the number of shares of stock or other securities of the Corporation or otherwise to which the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 3.1 shall, in the case of a stock dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or a reclassification, be made as of the effective date thereof. In any such case, appropriate adjustments shall be made in the application of the provisions hereof with respect to the rights of the Holder after a recapitalization to the end that the provisions hereof shall be applicable after that event as nearly equivalent as may be practicable.

        3.2.  Reorganization, Recapitalization, Consolidation, Merger or Sale of
              ------------------------------------------------------------------
Assets.  In the event of any reorganization or recapitalization of the
------
Corporation (other than as provided in Section 3.1) or in the event that the Corporation consolidates with or merges into another corporation in a transaction in which the Corporation is not the resulting corporation or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled to receive the stock or other securities or property to which the Holder would have been entitled on such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation.

        3.3.  Adjustment of Purchase Price.  On each adjustment of the number of
              ----------------------------
Shares or other securities issuable upon exercise of this Option pursuant to this Section 3, the Purchase Price shall thereafter be the number obtained by dividing (a) the product of the number of Shares issuable on full exercise of this Option immediately prior to such adjustment by the Purchase Price in effect immediately prior to such adjustment by (b) the number of Shares or other securities issuable upon full exercise of this Option after such adjustment.

        3.4.  Rounding. All calculations under this Section 3 shall be made to
              --------
the nearest cent or to the nearest one-hundredth of a Share, as the case may be, but in no event shall the Corporation be obligated to issue any fractional share on any exercise of this Option.

     4.  Expiration Date.  This Option shall expire and shall be of no further
         ---------------
force or effect at the earlier of the following times (the "Expiration Date")
(a) the time when the Option has been exercised with respect to all Shares which the Holder is or may be entitled to purchase hereunder or (b) 5:00 p.m., California time, on the eighth anniversary of the date of this Option.

     5.  Further Assurances.  The Corporation will not, by amendment of its
         ------------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid, directly or indirectly, the performance of any of the terms of this Option, but will at all times in good faith take all necessary action to carry out all such terms. Without limiting the generality of the foregoing, the Corporation (a) will not create any par value, or increase the par value, of any shares of stock receivable on exercise of this Option above the amount payable therefor on such exercise,
(b) will take all such action as may be necessary or appropriate so that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Option, and (c) will not transfer all or substantially all of its assets to any person, or consolidate with or merge into any person or permit any person to consolidate with or merge into the Corporation (if the Corporation is not the surviving person), unless such person shall be bound by all of the terms of this Option. This Option shall be binding on the successors and assigns of the Corporation.

     6.  Notices of Record Dates, Etc.
         ----------------------------

          (a) If the Corporation shall fix a record date of the holders of Common Stock (or other stock or securities at the time deliverable on exercise of this Option) for the purpose of entitling or enabling them to receive any dividend (other than a stock dividend) or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any other securities, or to receive any other right,

          (b) in the event of any reorganization or recapitalization of the Corporation, any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation or any transfer of all or substantially all of the assets of the Corporation to another entity or

          (c) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then, in any such event, the Corporation will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right or (ii) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable on exercise of this Option) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty-one days prior to the record date therein specified.

     7.  Replacement of Option.  On receipt of evidence reasonably satisfactory
         ---------------------
to the Corporation of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction, on delivery of a bond or other indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, on surrender and cancellation of this

Option, the Corporation covenants that it will issue a new Option, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Option.

     8.  Covenant to Reserve Common Stock.  The Corporation shall at all times
         --------------------------------
reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon exercise of this Option and shall, at its own expense, take all such actions and attain all such permits and orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon exercise of this Option.

     9.  Issuance Taxes.  On exercise of this Option, the Corporation shall pay
         --------------
any and all issuance taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on such exercise. The Corporation shall not, however, be required to pay, and the Holder shall pay, any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, where it is established to the satisfaction of the Corporation, that such tax has been paid.

     10.  Ownership of Option.  Until this Option is transferred on the books of
          -------------------
the Corporation, the Corporation may treat the person in whose name this Option is registered on the books of the Corporation as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11.  Survival of Covenants, Representations and Warranties.  All
          -----------------------------------------------------
agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made on behalf of any party and the exercise, sale and purchase of this Option and the Common Stock issuable on exercise hereof.

     12.   Voting Rights.  This Option shall not entitle the Holder, as such, to
           -------------
any voting rights or other rights as a stockholder of the Corporation or to any other rights except the rights stated herein.

     13.   Entire Agreement.  This Option contains the entire agreement of the
           ----------------
parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, understandings and agreements between the parties, regarding the subject matter hereof.

     14.   Successors and Assigns.  Except as otherwise provided herein, this
           ----------------------
Option shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

     15.   Notices.  All demands, notices and other communications to be given
           -------
hereunder shall be in writing and shall be deemed duly given and received when transmitted by facsimile transmission with receipt acknowledged by the addressee, when delivered personally or three days after being mailed by first class mail, postage prepaid, properly addressed, if to the Corporation, at 1376 Willow Road, Menlo Park, California 94025, facsimile number (415) 326-6003 or, if to the Holder, at the address of the Holder on the Corporation's books, or at any other address or facsimile number designated by notice by either party to the other party.

     16.  Amendments; Waivers; Termination; Governing Law, Headings.  This
          ---------------------------------------------------------
Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed and interpreted in accordance with the laws of the State of California. The headings in this Option are for convenience of reference only and shall not affect the construction or interpretation of any provision hereof.

     17.  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     18.  Assignability.  This Option may not be assigned or transferred other
          -------------
than in compliance with federal and state securities laws and subject to the transfer restrictions described in the legend on the first page hereof.

     19.  Lock-Up.  The Holder hereby agrees, in connection with any proposed
          -------
firm underwritten public offering of securities by the Corporation, not to sell any Common Stock issued upon exercise hereof or any other securities of the Corporation owned by such Holder in any transaction other than pursuant to such underwritten public offering for a period of 180 days beginning on the effective date of the applicable registration statement. The Holder shall, upon request of the Corporation or the managing underwriter or underwriters of any such underwritten public offering, execute a separate written agreement confirming and agreeing as to the foregoing.

          Dated as of March 29, 1996

                                    JETFAX, INC.


                                    By:  /s/Edward R. Prince III
                                         -----------------------
                                         Edward R. Prince, III
                                         President

                                  ENDORSEMENTS
                                  ------------

                                 Number
                 Number of       of Shares
                 Shares as       Remaining
 Exercise        to which        Available        Signature of Authorized
   Date          Exercised     for Exercise      Officer of the Corporation
 --------        ---------     ------------      --------------------------

                                SUBSCRIPTION

                     (To be completed and signed only on
                         an exercise of the Option.)


To JetFax, Inc.:


     The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, ____________ shares of the Common Stock of JetFax, Inc. of those to which such Holder is entitled thereunder, and herewith makes payment of $__________ therefor by certified or official bank check. The undersigned hereby requests that the certificate(s) for such shares be issued in the name(s) and delivered to the address(es) as follows:


                   _________________________________________

                   _________________________________________

                   _________________________________________


Dated: __________________               __________________________________

                                        __________________________, Holder


                                           By ___________________________

                                              Its _______________________